SECURITIES PURCHASE AGREEMENT


         SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of December 15, 1998, between Starwood Financial Trust, a Maryland real estate investment trust (the "Company"), and the investors listed on Exhibit A hereto (individually, an "Investor" and collectively, the "Investors").

         WHEREAS, upon the terms and subject to the conditions of this Agreement, the Investors desire to purchase Series A Preferred Shares of
Beneficial Interest of the Company, par value $.01 per share (the "Series A Preferred"), and Warrants (the "Warrants") to purchase Class A Shares of Beneficial Interest of the Company, par value $1.00 per share (the "Class A Shares"), and the Company desires to sell shares of Series A Preferred and Warrants to the Investors.

         NOW, THEREFORE, the Company and the Investors agree as follows:

1.   Purchase of Securities.

         1.1. Purchase of Series A Preferred and Warrants. Upon the terms and subject to the conditions of this Agreement, the Company hereby agrees to sell and the Investors hereby agree to purchase an aggregate of (i) 4,400,000 shares of Series A Preferred (the "Investor Shares") and (ii) Warrants to purchase 6,000,000 Class A Shares (the "Investor Warrants") for an aggregate purchase price of $220,000,000 (the "Purchase Price"). The amount of Investor Shares and Investor Warrants being acquired by each Investor is set forth opposite such Investor's name on Exhibit A hereto. Each of the Investor's obligations hereunder shall be several. At the Closing (as hereinafter defined) each Investor will pay or tender to the Company in immediately available funds its allocable portion of the Purchase Price and the Company shall deliver to each Investor its respective Investor Shares and Investor Warrants.

         1.2. Issuance of Series A Preferred and Warrants; Execution of Additional Agreements.

         (a) At the Closing, the Company shall issue and deliver to each Investor acquiring shares of Series A Preferred a certificate or certificates representing the number of Investor Shares to be acquired by such Investor pursuant hereto, which certificate or certificates shall be registered in such Investor's name, and shall be in the form agreed upon by the Company and the Investors. The Investor Shares shall have the rights, preferences and limitations set forth in the Articles Supplementary of the Company attached as Exhibit B hereto (the "Articles Supplementary"). At the Closing, the Company and the Investors shall execute and deliver the Ownership Limit Waiver Agreement in the form attached as Exhibit C hereto (the "Ownership Waiver").

         (b) At the  Closing,  the  Company  shall  issue  and  deliver  to each
Investor acquiring Warrants a certificate or certificates representing the number of Investor Warrants to be acquired by such Investor pursuant hereto, which certificate or certificates shall be registered in such Investor's name, and shall be in the form attached as Exhibit D hereto (the "Warrant Certificate").


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         (c) At the Closing,  the Company,  the  Investors,  Starwood  Mezzanine
Investors, L.P., a Delaware limited partnership ("Starwood Mezzanine"), SOFI-IV SMT Holdings, L.L.C., a Delaware limited liability company ("SOFI IV"), and B Holdings, L.L.C., a Delaware limited liability company ("BLLC", and together with Starwood Mezzanine and SOFI IV, "Starwood"), shall execute and deliver the Investor Rights Agreement setting forth the rights and obligations of the parties hereto with respect to the Investor Shares, Investor Warrants and the Class A Shares issuable upon exercise of the Investor Warrants (the "Underlying Class A Shares") and certain obligations of Starwood in the form attached as Exhibit E hereto (the "Investor Rights Agreement," and together with the Articles Supplementary, the Ownership Waiver and the Warrant Certificates, the "Additional Agreements").

         1.3. Closing. The issuance and delivery of the Investor Shares and Investor Warrants by the Company to the Investors and the delivery of the allocable  portion  of  the  aggregate  Purchase  Price  to the  Company  by the
Investors and related transactions contemplated by this Agreement (the "Closing"), will take place at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York, at 10:00 A.M. on December 14, 1998 (the "Closing Date"), or at such other time and place as the Company and the Investors may agree orally or in writing. The Closing shall take place concurrently with and shall be conditioned upon the consummation of the transaction contemplated by the Asset Purchase and Sale Agreement, dated December 14, 1998 by and among Lazard Freres Real Estate Fund L.P., a Delaware limited partnership, Lazard Freres Real Estate Fund II L.P., a Delaware limited partnership, Prometheus Mid-Atlantic Holding, L.P., a Delaware limited partnership, SDJ Capital II, Ltd., a Cayman Islands exempted company, Atlantic Preferred II LLC, a New York limited liability company, Indian Preferred LLC, a New York limited liability company, Prometheus Investment Holding, L.P., a Delaware limited partnership, the Company, SFT II, Inc., a Delaware corporation, Starwood Cayman Bonds, Inc., a Delaware corporation, and Starwood D.C., Inc., a Delaware corporation (the "Asset Purchase Agreement"), which Asset Purchase Agreement shall be in full force and effect without modification or default.

         1.4. Unauthorized Representations. Without in any way limiting any other disclaimer or limitation set forth in this Agreement, and without in any way limiting or disclaiming any of the Company's representations and warranties set forth in this Agreement, the Investors expressly acknowledge and agree that no Affiliate of the Company and no director, trustee, officer, manager, attorney, agent, employee, accountant, consultant, advisor or representative of the Company or any Affiliate of the Company is authorized to make any representation or warranty regarding the transaction contemplated hereby, and that neither the Company nor the Company's Affiliates, nor any director, trustee, officer, manager, attorney, agent, employee, accountant, consultant, advisor or representative of the Company or any Affiliate of the Company has made any representation whatsoever, express or implied, regarding the Company, its Subsidiaries (defined below) or the Securities (defined below), except for the representations and warranties set forth in this Agreement. As used in the Agreement, unless the context otherwise requires, "Affiliate" shall have the meaning set forth in the Investor Rights Agreement.

                                       2
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2. Representations and Warranties of the Investors.

         Each Investor, severally and not jointly, represents and warrants to the Company as follows:

         2.1. No Registration of Shares. The Investor is aware that the offer and sale of the Investor Shares and Investor Warrants and, when and if issued, the Underlying Class A Shares (the Investor Shares, Investor Warrants and Class A Shares issuable upon exercise of the Investor Warrants are collectively referred to herein as the "Securities"), have not been registered under the Securities Act of 1933, as amended (the "Act"), that such offer and sale are intended to be exempt from registration under the Act and the rules promulgated thereunder by the Securities and Exchange Commission (the "SEC"), and that the Securities cannot be sold, assigned, transferred or otherwise disposed of unless they are subsequently registered under the Act or an exemption from such registration is available. The Investor is also aware that sales, assignments, transfers and other dispositions of the Securities may be further restricted by state securities laws, the Company's Amended and Restated Declaration of Trust, as filed with the Maryland Department of Assessment and Taxation (the "MDAT") on June 18, 1998 and as amended by the Articles of Amendment filed with the MDAT on December 14, 1998 (the "Declaration of Trust"), as supplemented by the Articles Supplementary, the Warrant Certificate and the Investor Rights Agreement.

         2.2. Suitability of Investment.

         (a) The Investor understands that there is no established market for the Investor Shares or Investor Warrants and that no public market for the Investor Shares or Investor Warrants is presently foreseeable.

         (b) The Investor is acquiring the Securities for its own account for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing the securities, but subject, nevertheless, to any requirement of law that the disposition of the Investor's property shall at all times be within the Investor's control, and subject to the restrictions in the Declaration of Trust, Articles Supplementary, Warrant Certificates and Investor Rights Agreement, without prejudice to the Investor's right at all times to sell or otherwise dispose of all or any part of such securities under a registration under the Act or under an exemption from such registration.

         (c) The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Act.

         (d) The Investor has sufficient knowledge and experience in financial and business matters so as to be able to evaluate the risks and merits of its investment in the Company, and it is able financially to bear the risks thereof. The Investor has had an opportunity to conduct such due diligence, investigation and analysis of the Company, its Subsidiaries and the Securities and to discuss the business, management and financial affairs of the Company with management of the Company as the Investor deems necessary or appropriate with respect to its investment in the Company.

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         2.3. Power; Authority;  Enforceability. The Investor has full power and legal right to enter into, execute and deliver this Agreement and the Investor Rights Agreement and to perform its obligations hereunder and thereunder. All action on the part of the Investor necessary for the authorization, execution and delivery of this Agreement and the Investor Rights Agreement and for the performance of all obligations of the Investor hereunder and thereunder has been taken. This Agreement has been, and, as of the Closing the Investor Rights Agreement will be, duly executed and delivered by the Investor and will constitute valid and legally binding obligations of the Investor, enforceable in accordance with their respective terms.

         2.4. Organization. Each of Lazard Freres Real Estate Fund II L.P. and Lazard Freres Real Estate Offshore Fund II L.P. is duly organized and in good standing as a limited partnership under the laws of the State of Delaware. LF Mortgage REIT ("REIT Investor") is duly organized and validly existing as a real estate investment trust in good standing under the laws of the State of Maryland.

         2.5. Brokerage and Finder Fees. No Investor nor any of its respective officers, directors, general partners, agents, employees or Affiliates, has engaged or authorized any broker or finder, other than Merrill Lynch & Co., to act, directly or indirectly, on its behalf, in connection with the transactions contemplated by this Agreement, or has consented to or acquiesced in anyone so acting, and it knows of no claim by any person for compensation for so acting or of any basis for such a claim. The Company and its Affiliates will have no liability for the fees, expenses or other amounts payable to Merrill Lynch & Co. arising out of the transactions contemplated by this Agreement or the Asset Purchase Agreement.

         2.6. Ownership Limitations.

         (a) The Investor has received a copy of the Declaration of Trust and Articles Supplementary and understands the restrictions on transfers and ownership of the Company's shares included therein.

         (b) The Investor is not (i) an "employee benefit plan" as defined in and subject to ERISA, (ii) a "plan" as defined in and subject to Section 4975 of the Code or (iii) an entity any portion or all of the assets of which are deemed, pursuant to United States Department of Labor Regulation ss.2510.3-101 or otherwise pursuant to ERISA, to be, for any purpose of ERISA or Section 4975 of the Code, assets of any "employee benefit plan" or "plan" described in clause
(i) or (ii) above which invests in such entity by virtue of such investment. As used herein, "ERISA" means the Employee Retirement Act of 1974, as amended.

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         3. Representations and Warranties of the Company.

         The Company hereby represents and warrants to the Investors as follows:

         3.1. Organization and Qualification.

         (a) The Company has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland and is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect (as hereinafter defined). The Company has all requisite trust power and authority: (i) to own and operate its assets and properties and to carry on its business as currently conducted, (ii) to enter into this Agreement and each Additional Agreement, instrument or document to be executed by the Company in connection herewith at the Closing, (iii) to sell, issue and deliver the Securities hereunder and (iv) to consummate the transactions contemplated hereby and thereby. For purposes of this Agreement, "Material Adverse Effect" means a change or effect (or any development or fact of which the Company has actual knowledge or has been informed in writing or of which senior personnel have been informed that could reasonably be expected to result in any change or effect in all cases that is particular to the Company or its business and not the industry in which the Company operates or the financial markets generally) that is materially adverse to the (x) business, properties, assets, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, (y) ability of the Company and the Subsidiaries, taken as a whole, to conduct business in the manner in which it is currently conducted or (z) ability of the Company to consummate the transactions contemplated hereby without material delay or impairment.

         (b) Except as set forth on Schedule 3.1 or Schedule 3.14 hereto, the Company has no subsidiaries or any other equity interests in any corporation, partnership, trust, limited liability company, association or other entity or person. Each of the Company's subsidiaries (the "Subsidiaries") has been duly organized and is validly existing under the laws of its jurisdiction of organization and is duly qualified as a foreign organization to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. Each Subsidiary has all requisite corporate, partnership, limited liability company or other power and authority to own and operate its assets and properties and to carry on its business as currently conducted.

         3.2. Authorization. All board of trustee action on the part of the Company necessary for (i) the authorization, execution and delivery of this Agreement and each Additional Agreement, instrument and document to be executed by the Company at the Closing in connection herewith, (ii) the authorization, issuance, sale and delivery of the Securities (including, without limitation, the issuance of the Underlying Class A Shares upon the exercise of the Investor Warrants), and (iii) the performance of all obligations of the Company hereunder and thereunder has been taken. No shareholder or other trust action is required for any of the actions contemplated by this Agreement or any Additional Agreement. This Agreement has been and, as of the Closing, the Articles Supplementary, Investor Rights Agreement and Warrant Certificates will be, duly executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect that affect creditors' rights generally, and by legal and equitable limitations on the availability of specific remedies.

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         3.3.  Capitalization.  Immediately preceding the Closing, the Company's entire authorized share capital will consist of 70,000,000 Class A Shares, 35,000,000 Class B Shares, par value $.01 per share (the "Class B Shares" and together with the Class A Shares, the "Common Shares"), and 4,400,000 Series A Preferred Shares, having the rights and obligations set forth in the Declaration of Trust of the Company, as amended by the Articles Supplementary filed with the MDAT on December 14, 1998. As of the close of business on September 30, 1998, there were (i) 52,407,718 Class A Shares and 26,203,859 Class B Shares issued and outstanding, and (ii) 534,773 Class A Shares duly reserved for issuance upon the conversion of Class B Shares and 2,485,838 Class A Shares duly reserved for issuance upon the exercise of options. All of the issued and outstanding Common Shares have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with all applicable U.S. federal and state securities laws in all material respects. Except as set forth on Schedule 3.3, as contemplated herein and pursuant to the Plan (as defined below), since September 30, 1998, the Company has not issued any Common Shares or any preferred shares. Except for (i) options to purchase Class A Shares that have been or may be granted pursuant to the Company's 1996 Share Incentive Plan (the "Plan"), (ii) the conversion rights of the Class B Shares into Class A Shares at a rate of 49 Class B Shares for each Class A Share, (iii) the obligation of the Company pursuant to the Declaration of Trust to issue one Class B Share for every two Class A Shares that are issued, subject to adjustment in the event Class B Shares are exchanged for Class A Shares, (iv) the Investor Warrants, (v) this Agreement and (vi) as set forth on Schedule 3.3, there are no outstanding or authorized preemptive rights, conversion rights, options, warrants, calls, stock appreciation rights, convertible securities or other rights or agreements of any character obligating the Company to issue, transfer, sell or acquire any of its share capital or any other of its securities. Except as disclosed on
Schedule 3.3 or in the Company SEC Documents (as hereinafter defined) or as contemplated by the Investor Rights Agreement, the Company is not party to, nor does it have any knowledge of, any agreement with respect to the voting of the Common Shares.

         3.4. Valid Issuance. The Investor Shares have been duly authorized and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable, and the issuance of the Investor Shares, will not be subject to preemptive or other similar rights that have not been waived. Upon execution and delivery thereof by the Company in accordance with the terms of this Agreement, the Investor Warrants will be exercisable for Class A Shares in accordance with their terms. The Underlying Class A Shares have been duly authorized and when issued, and when value has been given therefor as provided herein and in the Warrant Certificates, the Underlying Class A Shares will be validly issued, fully paid and nonassessable; and the issuance of the Underlying Class A Shares is not subject to preemptive or other similar rights that have not been waived other than the obligation of the Company pursuant to the Declaration of Trust to issue one Class B Share for every two Class A Shares that are issued, subject to adjustment in the event Class B Shares are exchanged for Class A Shares. Except as set forth in the Declaration of Trust, the Articles Supplementary, the Warrant Certificates and the Investor Rights Agreement, upon issuance, the Investor Shares and Warrants will be free of all liens, adverse claims, pledges, charges, proxies, voting trusts, security interests, agreements and encumbrances of any kind whatsoever ("Liens") imposed by or through the Company except for any Liens that may be imposed by or on behalf of the Investors. The Company will reserve and keep available at all times, free of preemptive rights except as otherwise set forth in this Section 3.4, a sufficient number of authorized Class A Shares to provide for the issuance of the Underlying Class A Shares upon exercise of the Investor Warrants.

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         3.5. Conflicting Instruments; Valid Contracts.

         (a) The execution and delivery of this Agreement and each Additional Agreement, does not, and the consummation of the transactions contemplated hereby and thereby and compliance with the terms hereof and thereof will not (i) conflict with or result in any violation of (a) the laws of the State of Maryland or any other applicable statutory or regulatory requirements, except for such conflicts or violations that would not have a Material Adverse Effect or (b) any provision of the Company's Declaration of Trust or By-Laws, (ii) conflict with, result in a violation or breach of, or constitute a default (or give rise to any right of termination, revocation, cancellation, acceleration or any other right) under any of the terms, conditions or provisions of any loan agreement, note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment or arrangement to which the Company is a party or by which it is bound, or by or to which any of its properties or assets may be bound or subject (collectively, "Company Contracts"), except for those Company Contracts disclosed on Schedule 3.5 hereto with respect to which the Company is required to obtain a consent or waiver from the other parties to such Company Contract (the "Third Party Consents"), (iii) result in the creation or imposition of a Lien on any properties or assets owned or leased and operated by the Company,
(iv) conflict with or result in a violation or breach of any judgment, order, decree, writ, injunction, statute, law, ordinance, rule or regulation determination or award applicable to the Company or any of its properties or assets, (v) violate or result in the revocation or suspension of any permit held by the Company or (vi) assuming the representations and warranties of the Investors set forth in Section 2.6 are true, cause the Company to fail to qualify to be taxed as a domestically-controlled, non-pension-held "real estate investment trust" (as defined in the Code) and the Rules and Regulations thereunder) (a "REIT") for the year ending December 31, 1998, except in the case of clauses (ii), (iii), (iv) and (v) for such conflicts, violations, breaches, defaults, Liens, revocations or suspensions that could not, individually or in the aggregate, have a Material Adverse Effect.

         (b) To the Company's knowledge, the Company Contracts (other than the Investments (as hereinafter defined)) are in full force and effect and have not been breached by the Company except for such breaches that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has not received written notice of any breach by the Company or by the other parties thereto of such Company Contracts that has not been cured. All Third Party Consents have been, or as of the Closing, will have been, obtained.

         3.6. Government Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, (assuming the representations and warranties of the Investors set forth in Section 2 are true) the offer, sale, issuance or delivery of the Securities, or the consummation of the transactions contemplated by this Agreement and each Additional Agreement, except for filing of the Articles Supplementary with the MDAT and required filings with the SEC and the American Stock Exchange.

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         3.7. SEC Filings and Memorandum. Since January 1, 1998, the Company has
filed in a timely manner all reports required to be filed by it pursuant to the federal securities laws and the rules and regulations of the SEC promulgated thereunder (the "Company SEC Documents"), all of which, at the time such Company
SEC  Documents  were  filed,   complied  in  all  material   respects  with  the
requirements of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents. None of the Company SEC Documents (including all financial statements included therein, and exhibits and schedules thereto, and documents incorporated by reference therein), at the time filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has not filed any report or other document with the SEC since November 13, 1998.

         3.8. Financial Information. The financial statements of the Company included in the Company SEC Documents (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, (iii) fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments and the absence of footnotes) the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the consolidated results of their operations and their cash flow statements for the periods then ended, and (iv) are correct and complete in all material respects, and are materially consistent with the Company's books and records, which books and records are accurate and complete in all material respects. The pro forma financial data included in the Company's Form 10-Q for the six months ended June 30, 1998 has been prepared in accordance with the applicable rules and guidelines of the SEC with respect to pro forma financial data, and the adjustments used therein are appropriate to give effect to the transaction or circumstance referred to therein.

         3.9. Litigation. Except as disclosed on Schedule 3.9 hereto or the Company SEC Documents, there is no action, suit, arbitration, investigation or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company or its properties or assets that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

         3.10. No Violations. The Company is not in violation of any law, statute, regulation, rule, ordinance, judgment, decree or order of, or any restriction imposed by, any federal, state or municipal entity having jurisdiction over it or any agency thereof in respect of the conduct of its business or the ownership of its properties or assets that could reasonably be expected to have a Material Adverse Effect. The Company is not in violation of or in default under any obligation, agreement, covenant or condition contained in its Declaration of Trust or By-laws, which violation or default could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

         3.11. Absence of Certain Changes or Events. Except as set forth in the Company SEC Documents since December 31, 1997, the Company and the Subsidiaries have conducted their respective businesses in the ordinary course. Except as set forth on Schedule 3.11, since December 31, 1997, there has not been any Material Adverse Effect.

         3.12. Licenses, Permits, etc. The Company has all licenses, permits, franchises or other governmental authorizations or approvals necessary for the ownership or operation of its property or to the conduct of its business, which if violated or not obtained could reasonably be expected to result in a Material Adverse Effect. The Company has not received written notice of any potential revocation or non-renewal of any such licenses, permits, franchises or other governmental authorizations necessary to its business, except for revocations or non-renewals that would not have a Material Adverse Effect.

         3.13. Liabilities. Except as set forth in Schedule 3.13 hereto or the Company SEC Documents, the Company has no liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise) except for current liabilities incurred in the ordinary and usual course of business since September 30, 1998 consistent with the past practices of the Company or that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

         3.14. Investments. As used in this Section 3.14, "Company" means Starwood Financial Trust and its wholly-owned subsidiaries.

         (a) Except as  otherwise  disclosed  in the  Company SEC  Documents  or
Schedule 3.14, (i) the Company owns no real property; (ii) all of the leases under which the Company holds or uses real property or assets as a lessee are in full force and effect, and the Company is not in default in respect of any of the terms or provisions of any of such leases and no claim has been asserted by anyone adverse to the Company's rights as lessee under any of such leases, or affecting or questioning the Company's rights to the continued possession or use of the leased property or assets under any such leases; and (iii) the Company owns and has good, valid and marketable title to all of the Investments (as hereinafter defined) and all other material assets purported to be owned by it, free and clear of any liens, adverse claims, pledges, charges, security interests or encumbrances of any kind whatsoever.

         (b) Schedule 3.14 hereto is a complete and accurate list of, and specified information with respect to, all loans and other investments of the Company in another person (the "Investments") as of November 30, 1998. Except as set forth in Schedule 3.14, there is no monetary default, breach, violation or event of acceleration on the part of any person (other than the Company) that is a party thereto beyond any applicable grace period existing under any of the Investments. The Company has not given any notice (that is still outstanding) of any non-monetary default, breach, violation or event of acceleration and, to the Company's knowledge, except as set forth in Schedule 3.14, there is no non-monetary default, breach, violation or event of acceleration existing under any of the Investments that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company has not received any written notice nor has any senior personnel of the Company been informed of any default, breach or violation by the Company of any of the terms of any Investment, and to the Company's knowledge, no such default, breach or violation exists, except, in either instance, for such defaults, breaches or violations that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and no person has any right of offset against the Company in respect of any Investment. To the Company's knowledge, there is no monetary default or any material default, breach, violation or event of acceleration under any loan or security ranking in priority senior to any Investment of the Company.

         (c) The Company has not made any claim, nor does it have knowledge of any basis for a claim, that the representations and warranties of the Contributors (as such term is defined therein) in the Contribution Agreement, dated February 1, 1998, between the Company and Starwood Mezzanine Investors, L.P. and Starwood Opportunity Fund IV, L.P., were not true and correct in any material respect at the time they were made.

         (d) The Company has not assumed any liabilities or responsibilities of any third party with respect to applicable laws relating to pollution or the discharge of materials into the environment, including common law relating to damage to property or injury to persons and laws relating to the protection of the environment and the health and safety of persons (the "Environmental Laws").

         3.15. Registration Rights. Except as set forth in the Investor Rights Agreement or as referenced in the Company SEC Documents or on Schedule 3.15, the Company is not under any obligation to register any of its securities, including securities into or for which outstanding securities may be converted or exchanged.

         3.16. Investment Company. The Company is not, and, after giving effect to the issuance of the Securities, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         3.17. REIT Status. Assuming the representations and warranties of the Investors set forth in the Ownership Waiver are true and assuming the persons and entities listed on Exhibit B thereto do not "Beneficially Own" (as defined therein) any interest in Starwood Opportunity Fund IV, L.P. or Starwood Mezzanine Investors, L.P., the Company's legal organization and method of operation enable it to satisfy the requirements for qualification as a domestically controlled, non-pension-held REIT under the Code and the Rules and Regulations thereunder.

         3.18. Private Offering. None of the Company, its Affiliates or any person acting on their or any of their Affiliates' behalf, has engaged, or will engage, in connection with the offering of the Securities, in any communication or other form of general solicitation or general advertising within the meaning of Rule 502(c) under the Act. Assuming the representations and warranties of the Investors set forth in Section 2 are true, the offer, issuance and sale of the Securities in the manner contemplated by this Agreement are exempt from the registration and prospectus delivery requirements of the Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

         3.19. Brokerage and Finder Fees. Neither the Company nor any of its officers, directors, general partners, agents, employees or Affiliates, has engaged or authorized any broker or finder, to act, directly or indirectly, on its behalf, in connection with the transactions contemplated by this Agreement, or has consented to or acquiesced in anyone so acting on its behalf, and it knows of no claim by any person for compensation for so acting on its behalf or of any basis for such a claim.

         3.20. Certain Transactions. Except as set forth in the SEC Documents and except for arm's-length transactions pursuant to which the Company or any Subsidiary makes payments in the ordinary course of business upon terms no less favorable than the Company or any Subsidiary could obtain from third parties and other than the grant of stock options pursuant to the Plan, none of the officers, trustees, or employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as officers, trustees and employees), including any agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, trustee or such employee or any corporation, partnership, trust, limited liability company or other entity in which any officer, trustee, or employee has a substantial interest or is an officer, director, trustee or partner.

         3.21.    Employees.  The Company has no employees.

         3.22. Powers of Attorney. The Company has not given any powers of attorney to any third parties.

         4. Conditions of the Investors' Obligations at Each Closing. The obligation of each of the Investors to purchase the Investor Shares and the Investor Warrants is subject to the fulfillment or waiver at or before the Closing of each of the following conditions, any or all of which may be waived by the Investor:

         4.1. Representations and Warranties; No Material Adverse Effect. The representations and warranties of the Company contained in Section 3 hereof shall be true and correct in all material respects at and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing, except to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date. Between the date hereof and the Closing, there shall have been no Material Adverse Effect.

         4.2. Performance. The Company shall have performed and complied with all agreements, obligations, covenants and conditions contained in this Agreement that are required to be performed or complied with by the Company at or before the Closing.

         4.3. Asset Purchase Agreement. The transactions contemplated by the Asset Purchase Agreement shall have been consummated.

         4.4. Resolutions and Other Matters. The Company shall have delivered to the Investors resolutions of the Board of Trustees of the Company authorizing the transactions contemplated hereby, certified by the Secretary of the Company, which certificate shall also contain additional certifications customary in transactions such as those contemplated by this Agreement.

         4.5. Articles Supplementary. The Company shall have filed the Articles Supplementary with the MDAT, which Articles Supplementary shall be in full force and effect without modification.

         4.6. Opinion of Company Counsel. Mayer, Brown & Platt, counsel to the Company, shall deliver opinions addressed to the Investors, dated the date of the Closing, substantially in the forms attached as Exhibit F hereto (as to corporate law and related matters) and Exhibit G hereto (as to REIT status and related matters), and Ballard Spahr Andrews & Ingersoll, LLP, Maryland counsel to the Company, shall deliver an opinion addressed to the Investors, dated the date of the Closing, substantially in the form of Exhibit H hereto.

         4.7. Other Agreements. The Additional Agreements shall have been executed and delivered by the parties thereto and shall be in full force and effect.

         4.8. Consents. All required third party consents shall have been obtained by the Company.

         4.9. No Proceedings, Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, nor shall any action, suit or proceeding be pending or threatened with respect thereto; it being agreed by each of the Company and each of the Investors, however, that it shall use its best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered.

         5. Conditions of the Company's Obligations at Each Closing. The obligations of the Company are subject to the fulfillment or waiver at or before the Closing of each of the following conditions, any or all of which may be waived by the Company:

         5.1. Representations and Warranties. The representations and warranties of each of the Investors contained in Section 2 hereof shall be true and correct in all material respects at and as of the Closing with the same effect as though such representations and warranties had been made at and as of the date of the Closing.

         5.2. Performance. Each of the Investors shall have performed and complied with all agreements, obligations and conditions in this Agreement that are required to be performed or complied with by such Investor at or before the Closing.

         5.3. Opinion of Investors' Counsel. Morrison & Foerster LLP, counsel for the Investors, shall deliver an opinion addressed to the Company, dated the date of the Closing, substantially in the form attached as Exhibit I hereto, and Ballard Spahr Andrews & Ingersoll, LLP, Maryland counsel to the Investors, shall deliver an opinion addressed to the Company, dated the date of the Closing, substantially in the form of Exhibit J hereto.

         5.4. Other Agreements. The Investor Rights Agreement shall have been executed and delivered by each of the Investors.

         5.5. No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, nor shall any such order or injunction be pending or threatened with respect thereto; it being agreed by each of the Company and each of the Investors, however, that it shall use its best efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered.

         6.  1933 Act Legend.

         6.1. 1933 Act Legend. Each certificate representing Securities shall bear a legend substantially in the following form:

         The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the "Act"), and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under the Act or, except as otherwise permitted pursuant to Rule 144 under the Act or another exemption from registration under the Act and an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required.

                  The securities represented by this certificate are subject to certain restrictions against transfer contained in the Investor Rights Agreement (including Section 11.3 thereof) to which the holder is a party, and the issuer's Declaration of Trust, as in effect from time to time. A copy of said Investor Rights Agreement and Declaration of Trust is available for inspection, without charge, at the office of the issuer.

The first paragraph of the foregoing legend, shall be removed from the certificates representing any Series A Preferred, Warrant and Underlying Class A Shares, at the request of the holder thereof, at such time as (i) they are sold pursuant to an effective registration statement, (ii) they become eligible for resale pursuant to Rule 144(k) under the Act or another provision of Rule 144 of the Act pursuant to which all such securities could be sold in a single transaction and an opinion of counsel reasonably satisfactory to the Company is obtained to such effect, or (iii) an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the proposed transfer is exempt from the Act.

         7.   Indemnification; Survival.

         7.1. Indemnification.

         (a) The Company shall indemnify and hold harmless each Investor and its respective directors, officers, employees, agents, partners, affiliates, successors and permitted assigns from and against any and all (x) liabilities, losses or damages ("Loss") and (y) reasonable out-of-pocket expenses, including without limitation attorneys' fees and expenses ("Expense") incurred by such party in connection with (i) its breach or failure to perform its obligations under this Agreement and (ii) any breach of any warranty or the inaccuracy of any representation, or misrepresentation or material omission, made by it in this Agreement; provided, however, that the obligation of the Company to indemnify and hold the Investors harmless pursuant to this Section 7.1 shall be limited to an amount equal to the Purchase Price.

         (b) Each of the Investors shall indemnify and hold the Company and its trustees, officers, employees, agents, partners, affiliates, successors and assigns harmless from and against any and all Losses and Expenses incurred by the Company in connection with (i) such Investor's respective breach or failure to perform its obligations under this Agreement and (ii) any breach of any warranty or the inaccuracy of any representation, or misrepresentation or material omission, made by it in this Agreement; provided, however, that the obligation of each Investor to indemnify and hold the Company harmless pursuant to this Section 7.1 shall be limited to the payment by such Investor of an amount equal to such Investor's applicable portion of the Purchase Price paid by such Investor pursuant to this Agreement.

         7.2. Notice of Claims. If a party believes that any of the persons entitled to indemnification under this Section 7 has suffered or incurred any Loss or incurred any Expense, such party shall notify the indemnifying party promptly in writing describing such Loss or Expense, the amount thereof, if known, and the method of computation of such Loss or Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement, any Additional Agreement, or any certificate delivered pursuant hereto in respect of which such Loss or Expense shall have occurred; provided, however, that the omission by such indemnified party to give notice as provided herein shall not relieve the indemnifying party of its indemnification obligation under this Section 7 except to the extent that such indemnifying party is materially damaged as a result of such failure to give notice. If any action at law or suit in equity is instituted against a third party with respect to which any of the persons entitled to indemnification under this Section 7 intends to claim any liability or expense as Loss or Expense under this Section 7, any such person shall promptly notify the indemnifying party of such action or suit as specified in this Section 7.2 and in Section 7.3.

         7.3. Third-Party Claims. In the event of any claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party, the indemnified persons shall give notice thereof to the indemnifying party not later than 20 business days prior to the time any response to the asserted claim is required, if possible, and in any event within 15 days following the date such indemnified person has actual knowledge thereof; provided, however, that the omission by such indemnified party to give notice as provided therein shall not relieve the indemnifying party of its indemnification obligation under this Section 7 except to the extent that such indemnifying party is materially damaged as a result of such failure to give notice. In the event of any such claim for indemnification resulting from or in connection with a claim or legal proceeding by a third party, the indemnifying party may, at its sole cost and expense, assume the defense thereof; provided, however, that counsel for the indemnifying party, who shall conduct the defense of such claim or legal proceeding, shall be reasonably satisfactory to the indemnified party;

and provided, further, that if the defendants in any such actions include both the indemnified persons and the indemnifying party and the indemnified persons shall have reasonably concluded based on a written option of counsel that there may be legal defenses or rights available to them which have not been waived and are in actual or potential conflict with those available to the indemnifying party, the indemnified persons shall have the right to select one law firm reasonably acceptable to the indemnifying party to act as separate counsel, on behalf of such indemnified persons, at the expense of the indemnifying party. Unless the indemnified persons are represented by separate counsel pursuant to the second proviso of the immediately preceding sentence, if an indemnifying party assumes the defense of any such claim of legal proceeding, such indemnifying party shall not consent to entry of any judgment, or enter into any settlement, that (a) is not subject to indemnification in accordance with the provisions of this Section 7, (b) provides for injunctive or other nonmonetary relief affecting the indemnified persons or (c) does not include as an unconditional term thereof the giving by each claimant or plaintiff to such indemnified persons of an unconditional release from all liability with respect to such claim or legal proceeding, without the prior written consent of the indemnified person (which consent, in the case of clauses (b) and (c), shall not be unreasonably withheld); and provided, further, that unless the indemnified persons are represented by separate counsel pursuant to the second proviso of the immediately preceding sentence, the indemnified persons may, at their own expense, participate in any such proceeding with the counsel of their choice without any right of control thereof. So long as the indemnifying party is in good faith defending such claim or proceeding, the indemnified persons shall not compromise or settle such claim or proceeding without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld. If the indemnifying party does not assume the defense of any such claim or litigation in accordance with the terms hereof, the indemnified persons may defend against such claim or litigation in such manner as they may deem appropriate, including, without limitation, settling such claim or litigation (after giving prior written notice of the same to the indemnifying party) on such terms as the indemnified persons may deem appropriate, and the indemnifying party will promptly indemnify the indemnified persons in accordance with the provisions of Section 7.

         7.4. Effects of Closing Over Known Unsatisfied Conditions or Breached Representations, Warranties or Covenants. Notwithstanding anything to the contrary set forth herein, if any party elects to proceed with the Closing with actual knowledge of any failure to be satisfied of any condition in its favor, or the breach of any representation, warranty or covenant by any other party, the condition that is unsatisfied or the representation, warranty or covenant that is breached as of the Closing Date shall be deemed to be waived by such party, and such party shall be deemed to fully release and forever discharge such other party and the indemnified parties on account of any and all claims, demands or charges, known or unknown, with respect to the same.

         7.5. Survival of Representations and Warranties. All representation and warranties contained in this Agreement shall survive through the close of business on April 30, 2000 notwithstanding any due diligence, investigation or analysis by or on behalf of the Investors.

         7.6. Limitation on Remedies. Notwithstanding anything contained in this Agreement or any document, instrument or agreement referred to herein and in addition to all other limitations on remedies available to the Investors on account of the failure of the Company to observe or perform any term or provision hereof or thereof or the breach by the Company of any representation or warranty contained herein or therein, by executing and delivering this Agreement each of the Investors and the Company hereby absolutely and irrevocably waives: (a) any right to consequential or punitive damages arising out of or relating to the transactions contemplated hereby, and (b) any right to offset amounts due to the Company on the one hand or the Investors on the other hand under any other agreement between the Company or any of its Affiliates on one hand, and the Investors or any Affiliate of the Investors on the other hand, against any damages on account of default by any of the Company hereunder on the one hand or the Investors on the other hand.

         8.   Miscellaneous.

         8.1. Expenses. Each party will bear its own expenses incurred in connection with the transactions contemplated hereby.

         8.2. Successors and Assigns. This Agreement may not be assigned by an Investor or the Company without the prior written consent of the other party hereto; provided, however, that any Investor may assign, in whole or in part, its rights and obligations under this Agreement to any Lazard Holder (as such term is defined in the Investor Rights Agreement) concurrently with and to the extent such Lazard Holder would then own some or all of the Securities. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         8.3. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER DETERMINED, IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (AS PERMITTED BY SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OR ANY SIMILAR SUCCESSOR PROVISION)) WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE INTERNAL LAWS OF THE STATE OF NEW YORK TO THE RIGHTS AND DUTIES OF THE PARTIES.

         8.4. Jurisdiction; Venue. For the purposes of any suit, action or proceeding involving this Agreement or any of the Additional Agreements, each of the Company and each Investor hereby expressly submits to the jurisdiction of all federal and state courts sitting in the State of New York and agrees that any order, process, notice of motion or other application to or by any such court or a judge thereof may be served within or without such court's jurisdiction by registered mail or by service in hand, provided that a reasonable time for appearance is allowed, and each party agrees that such courts shall have exclusive jurisdiction over any such suit, action or proceeding commenced by either or both of said parties. Each of the Company and each Investor hereby irrevocably waives any objection that it may have now or hereafter to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any federal or state court sitting in the State of New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         8.5. No Public Announcement. No party hereto shall, without the approval of the other parties hereto (which may not be unreasonably withheld), make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that such party shall be so obligated by law, in which case the other parties hereto shall be advised in advance and the parties hereto shall use their reasonable efforts to cause a mutually agreeable release or announcement to be issued.

         8.6. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

         8.7. Captions and Headings. The captions and headings used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

         8.8. Notices. Unless otherwise provided, any notice or other communication required or permitted to be given or effected under this Agreement shall be in writing and shall be deemed effective upon personal or facsimile delivery to the party to be notified or one business day after deposit with a recognized courier service, delivery fees prepaid, and addressed to the party to be notified at the following respective addresses, or at such other addresses as may be designated by written notice; provided that any notice of change of address shall be deemed effective only upon receipt:

      If to the Company:         Starwood Financial Trust
                                 1114 Avenue of the Americas
                                 New York, New York 10036
                                 Attn:  Spencer Haber, Chief Financial Officer
                                 Phone:  212-930-9400
                                 Fax:    212-930-9494

      with a copy to:            Mayer, Brown, & Platt
                                 1675 Broadway
                                 New York, New York 10019-5820
                                 Attn:  James B. Carlson, Esq.
                                 Phone:  212-506-2500
                                 Fax:    212-262-1910

      and                        Katten, Muchin & Zavis
                                 325 West Monroe Street
                                 Suite 1600
                                 Chicago, Illinois  60661
                                 Attn:  Nina B. Matis, Esq.
                                 Phone:  312-902-5560
                                 Fax:    312-902-1061

      If to the Investors:       Notice  shall  be sent
                                 to  the   person   and
                                 address  indicated  on
                                 Exhibit A hereto.

      with a copy to:            Lazard Freres Real Estate
                                  Investors, L.L.C.
                                 30 Rockefeller Center
                                 63rd Floor
                                 New York, New York  10020
                                 Attn:  Marjorie L. Reifenberg, Esq.
                                          General Counsel
                                 Phone:  212-632-6000
                                 Fax:    212-332-5980
      and                        Morrison & Foerster LLP
                                 1290 Avenue of the Americas
                                 New York, NY  10104
                                 Attn:  Jeffrey S. Marcus, Esq.
                                 Phone:  212-468-8000
                                 Fax:    212-468-7900

         8.9. Amendments and Waivers. Any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of the Company and each Investor. Any amendment or waiver effected in accordance with this Section 8.9 shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the other parties to this Agreement.

         8.10. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         8.11. Waiver of Jury Trial. The parties hereto irrevocably waive the right to a jury trial in connection with any legal proceeding relating to this Agreement on any of the Additional Agreements or the enforcement of any provision hereof or thereof.

         8.12. Entire Agreement. This Agreement, the Exhibits and Schedules hereto and the Additional Agreements constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and discussions between them, and all documents delivered by or on behalf of the Company to the Investors and its agents and representatives, with respect to such subject matter.



               The balance of this page intentionally left blank.

         8.1. The Trust. Each of the parties acknowledges and agrees that the name "Starwood Financial Trust" is a designation of the Company and its Trustees (as Trustees but not personally) under the Declaration of Trust, and all persons dealing with the Company shall look solely to the Company's assets for the enforcement of any claims against the Company, and the Trustees, officers, agents and security holder of the Company assume no personal liability for obligations entered into on behalf of the Company, and their respective individual assets shall not be subject to the claims and any person relating to such obligations.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

STARWOOD FINANCIAL TRUST


By: /s/  Jay Sugarman                INVESTORS:
Name: Jay Sugarman
Title: President & Chief
         Executive Officer           LAZARD FRERES REAL ESTATE FUND II L.P.

                                     By:   Lazard Freres Real Estate Investors
                                           L.L.C., General Partner


                                           By: /s/ Robert P. Freeman
                                           Name:  Robert P. Freeman
                                           Title: Principal


                                     LAZARD FRERES REAL ESTATE OFFSHORE
                                     FUND II L.P.

                                     By:   LF Real Estate Investors Company,
                                           General Partner

                                           By: /s/ Robert P. Freeman
                                           Name:  Robert P. Freeman
                                           Title: Director



                                     LF MORTGAGE REIT

                                     By: /s/ Robert P. Freeman
                                     Name:  Robert P. Freeman
                                     Title: President

                                    EXHIBIT A

                                    Investors


                                       Series A
                                   Preferred Shares               Warrants
                                   ----------------               --------

LF Mortgage REIT                      4,400,000
30 Rockefeller Center
63rd Floor
New York, NY 10020

Lazard Freres Real Estate                                        2,975,400
Fund II. L.P.
30 Rockefeller Center
63rd Floor
New York, NY 10020

Lazard Freres Real Estate                                        3,024,600
Offshore Fund II. L.P.
30 Rockefeller Center
63rd Floor
New York, NY 10020


All notices with respect to the above Investors should be sent to:

                      Lazard Freres Real Estate Fund II L.P.
                      30 Rockefeller Center
                      63rd Floor
                      New York, NY  10020
                      Phone:  212-632-6000
                      Fax:      212-332-5980
                      Attn:  Robert P. Freeman

                          SECURITIES PURCHASE AGREEMENT

                                    Exhibits
                                    --------


                    A       Investors

                    B       Articles Supplementary

                    C       Ownership Waiver

                    D       Warrant Certificate

                    E       Investor Rights Agreement

                    F       Corporate Opinion of Company Counsel

                    G       REIT Opinion of Company Counsel

                    H       Maryland Opinion of Company Counsel

                    I       Corporate Opinion of Investors' Counsel

                    J       Maryland Opinion of Investors' Counsel